UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 14, 2005
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Planned sale of Agilent's Semiconductor Product Group

     We have an agreement with Agilent Technologies, Inc. to distribute our spintronic couplers under its brand. By letter dated October 14, 2005, Agilent has informed us that it has signed an agreement to sell its Semiconductor Product Group (SPG) to Kohlberg Kravis Roberts and Company and Silver Lake Partners. The transaction is expected to close by November 1, 2005. If the planned sale closes, we expect purchase orders placed with us by SPG to be honored under the new ownership structure, and expect to continue our business relationship with SPG.

     The letter from Agilent Technologies is attached as Exhibit 10 and incorporated herein by reference.

                                 INDEX TO EXHIBITS

   Exhibit                          Description
   -------                          -----------
     10                  Letter from Agilent Technologies

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NVE CORPORATION
                                           (Registrant)

Date  October 19, 2005                    /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer



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